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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                         ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported):  August 11, 1999



                          AVALON HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


             Ohio                         1-14105              34-1863889
--------------------------------     ------------------     ------------------
  (State or Other Jurisdiction        (Commission File        (IRS Employer
       of Incorporation)                   Number)          Identification No.)



                     One American Way, Warren, Ohio  44484
              (Address of Principal Executive Offices)  (Zip Code)

      Registrant's telephone number, including area code:  (330) 856-8800





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            (Former name and address, if changed since last report)



                              There is one exhibit
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                          AVALON HOLDINGS CORPORATION


Cross Reference Sheet showing location in Current Report of Information Required Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




                      Current Report Item             Caption in Current Report
                      -------------------             -------------------------
Item 1.    Changes in Control of Registrant              Not Applicable

Item 2.    Acquisition of Disposition of Assets          Not Applicable

Item 3.    Bankruptcy or Receivership                    Not Applicable

Item 4.    Changes in Registrant's Certifying            Changes in Registrant's
           Accountant                                    Certifying Accountant

Item 5.    Other Events                                  Not Applicable

Item 6.    Resignations of Registrant's Directors        Not Applicable

Item 7.    Financial Statements and Exhibits             Exhibit 16.1
                                                         Letter from KPMG LLP

Item 8.    Change in Fiscal Year                         Not Applicable

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ITEM 4.  Changes in Registrant's Certifying Accountant


(a)  Previous independent accountants


     (i) On August 11, 1999, Avalon Holdings Corporation advised KPMG LLP that they were being dismissed from further serving as the Registrant's independent accountants for 1999.

     (ii) The reports of KPMG LLP on the financial statements for each of the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The decision to dismiss KPMG LLP was approved by the Audit Committee of the Board of Directors of the Registrant.

     (iv) In connection with its audits for the two most recent years and the subsequent period through August 11, 1999 there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years or subsequent period.

     (v) During the two most recent years and the subsequent period through August 11, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v) with KPMG LLP

     (vi) The Registrant has provided KPMG LLP with a copy of this Form 8-K and has requested KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated August 16, 1999, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent accountants

     (i) The Registrant has engaged Grant Thornton LLP as its new independent accountants as of August 11, 1999. During the two most recent years and the subsequent period through August 11, 1999, the Registrant has not consulted with Grant Thornton LLP on items regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2).

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                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AVALON HOLDINGS CORPORATION

                                    (Registrant)


                                   /s/ Timothy C. Coxson
                              -------------------------------------------
                              By:  Timothy C. Coxson
                                   Chief Financial Officer and Treasurer



DATED:  August 16, 1999

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